REGENT SEVEN SEAS CRUISES REPORTS RESULTS
FOR FIRST QUARTER 2013

MIAMI, May 9, 2013 - Regent Seven Seas Cruises (Seven Seas Cruises S. DE R.L. or the “Company”) reported financial results today for the first quarter ended March 31, 2013.

•	Revenue reached a record amount of $124.3 million, an increase of 2.4% over the first quarter of 2012 on a 1.1% decrease in capacity.

•	Net Yield reached a record $480.44, an increase of 5.5% over the first quarter of 2012 while occupancy also reached a record 92.0%, an increase of 0.2 percentage points over the first quarter of 2012.

•	Adjusted EBITDA was $19.5 million, a 9.7% increase compared with $17.7 million in the first quarter of 2012.

Commenting on the first quarter of 2013, the Company's Chairman and CEO Frank Del Rio stated, “We are very pleased to start 2013 with record revenue, Net Yield and occupancy for the quarter. We were also able to drive a significant improvement in Adjusted EBITDA on higher passenger ticket revenue. Our product offerings continue to draw praise as the Seven Seas Voyager earned the Ocean & Cruise News Ship of the Year Award. These results affirm our strong guest relationships and sustained market proposition."
Other key operating metrics for the first quarter of 2013 compared to the prior year are as follows:

•
Net Cruise Cost, excluding Fuel and Other expense, per APCD increased by 5.2% to $301.32 in 2013 from $286.38 in 2012, primarily driven by non-recurring restructuring charges and increased operating costs due to signing a five-year agreement in March 2012 with Wartsila to maintain the engines throughout the fleet.

•
Fuel expense was $11.5 million compared to $12.1 million for the first quarter of 2012 driven by lower prices and lower consumption. Fuel net of settled hedges, was $11.3 million compared to $10.9 million for the first quarter of 2012.

•	Other expense was $1.2 million compared to $1.3 million for the first quarter of 2012.

About Regent Seven Seas Cruises
Regent Seven Seas Cruises is the world's most inclusive luxury cruise line. Fares include all-suite accommodations, round-trip air, highly personalized service, acclaimed cuisine, fine wines and spirits, sightseeing excursions in every port, a pre-cruise luxury hotel package and gratuities. Three award-winning, all-suite vessels, Seven Seas Mariner, Seven Seas Voyager and Seven Seas Navigator, are among the most spacious at sea and visit more than 250 destinations around the globe.

About Prestige Cruise Holdings
Prestige Cruise Holdings (PCH) is the parent company of Oceania Cruises and Regent Seven Seas Cruises. PCH manages select assets in Apollo Management's cruise investment portfolio and is led by Chairman & CEO Frank J. Del Rio and President & COO Kunal S. Kamlani. PCH is the market leader in the upper-premium and luxury segments of the cruise industry with over 6,400 berths between the Oceania Cruises and Regent Seven Seas Cruises brands.

Investor Relations Contact	Media Contact
Jason Worth	Susan Robison
Senior Director, Treasury & Investor Relations	Vice President, Corporate Communications
305-514-2245	305-514-3912
jworth@prestigecruiseholdings.com	srobison@prestigecruiseholdings.com

SEVEN SEAS CRUISES S. DE R.L.
NON-GAAP RECONCILING INFORMATION
(unaudited)

Terminology
Adjusted EBITDA is net income (loss) excluding depreciation and amortization, interest income, interest expense, other income (expense), and income tax benefit (expense), and other supplemental adjustments in connection with the calculation of certain financial ratios in accordance with our credit agreements.
Available Passenger Cruise Days (“APCD”) is our measurement of capacity and represents double occupancy per cabin multiplied by the number of cruise days for the period.
EBITDA is net income (loss) excluding depreciation and amortization, net interest expense, and income tax benefit (expense).
Gross Cruise Cost represents the sum of total cruise operating expense plus selling and administrative expense.
Gross Yield represents total revenue per APCD.
Net Cruise Cost represents Gross Cruise Cost excluding commissions, transportation and other expense, and onboard and other expense.
Net Cruise Cost excluding Fuel and Other represents Gross Cruise Cost excluding commissions, transportation and other expense, onboard and other expense, fuel expense and other expense.
Net Per Diem represents Net Revenue divided by Passenger Days Sold.
Net Revenue represents total revenue less commissions, transportation and other expense and onboard and other expense.
Net Yield represents Net Revenue per APCD.
Occupancy is calculated by dividing Passenger Days Sold by APCD.
Passenger Days Sold (“PDS”) represents the number of revenue passengers carried for the period multiplied by the number of days within the period of their respective cruises.

Non-GAAP Financial Measures
We utilize a variety of operational and financial metrics which are defined below to evaluate our performance and financial condition. As discussed in more detail herein, we use certain non-GAAP measures, such as EBITDA, Adjusted EBITDA, Net Per Diem, Net Yield and Net Cruise Cost, which allow us to perform capacity and rate analysis to separate the impact of known capacity changes from other less predictable changes which affect our business. We believe these non-GAAP measures provide expanded insight to measure revenue and cost performance, in addition to the standard United States GAAP based financial measures. There are no specific rules or regulations for determining non-GAAP measures, and as such, there exists the possibility that they may not be comparable to other companies within the industry. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
EBITDA is used by management to measure operating performance of the business. Management believes EBITDA, when considered along with other performance measures, is a useful measure as it reflects certain operating drivers of our business, such as sales growth, operating costs, selling, general and administrative expenses and other operating income and expense. While EBITDA is not a recognized measure under GAAP, management uses this financial measure to evaluate and forecast our business performance. This non-GAAP financial measure has certain material limitations, including:

•
It does not include net interest expense. As we have borrowed money for general corporate purposes, interest expense is a necessary element of our costs and ability to generate profits and cash flows; and

•
It does not include depreciation and amortization expense. As we use capital assets, depreciation and amortization are necessary elements of our costs and ability to generate profits and cash flows. Management compensates for these limitations by using EBITDA, as defined, as only one of several measures for evaluating our business performance. In addition, capital expenditures, which impact depreciation and amortization, net interest expense, and income tax benefit (expense), are reviewed separately by management.

Management believes EBITDA and Adjusted EBITDA can provide a more complete understanding of the underlying operating results and trends of the Company and an enhanced overall understanding of our financial performance and prospects for the future. Adjusted EBITDA is also used as a basis to calculate our adherence to certain debt covenant ratios. Certain covenants in our debt agreement are based on financial ratios that reference Adjusted EBITDA. Such covenants restrict our ability to incur or guarantee additional debt and make certain acquisitions in each case under certain circumstances and subject to various exceptions.

SEVEN SEAS CRUISES S. DE R.L.
NON-GAAP RECONCILING INFORMATION
(unaudited)

We believe that the inclusion of the supplemental adjustments applied in calculating Adjusted EBITDA for purposes of such ratios is appropriate to provide additional information to investors to assess our ability to take certain actions in the future, such as the incurrence of additional secured indebtedness. You are encouraged to evaluate the adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
EBITDA and Adjusted EBITDA are not defined terms under GAAP. Adjusted EBITDA differs from the term "EBITDA" as it is commonly used. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income as it does not take into account certain requirements such as capital expenditures and related depreciation, principal and interest payments and tax payments, and it is subject to certain additional adjustments as permitted under our debt agreement. Our use of Adjusted EBITDA may not be comparable to other companies within our industry.

Forward-Looking Statements
This release may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities) and our first quarter results (which reflect what the Company currently expects to report and are subject to adjustment), are forward-looking. Many, but not all, of these statements can be found by looking for terms like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “could,” “will,” “may,” “might,” “forecast,” “estimate,” “intend,” and “future” and for similar words. Forward-looking statements reflect management's current expectations and do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance, or achievements to differ materially from the future results, performance, or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, adverse economic conditions that may affect consumer demand for cruises, such as declines in the securities and real estate markets, declines in disposable income and consumer confidence, changes in cruise capacity, as well as capacity changes in the overall vacation industry; intense competition from other cruise companies, as well as non-cruise vacation alternatives; our substantial leverage, including the inability to generate the necessary amount of cash to service our existing debt and the incurrence of substantial indebtedness in the future; continued availability under our credit facilities and compliance with our covenants; changes in interest rates, fuel costs, or foreign currency rates; the risks associated with operating internationally; changes in general economic, business and geopolitical conditions; the impact of changes in the global credit markets on our ability to borrow and our counter party credit risks, including with respect to our credit facilities, derivative instruments, contingent obligations and insurance contracts; the impact of problems encountered at shipyards, as well as any potential claim, impairment, loss, cancellation or breach of contract in connection with any contracts we have with shipyards; the impact of any future changes relating to how travel agents sell and market our cruises; the impact of any future increases in the price of, or major changes or reduction in, commercial airline services; the impact of seasonal variations in passenger fare rates and occupancy levels at different times of the year; adverse events impacting the security of travel that may affect consumer demand for cruises, such as terrorist acts, acts of piracy, armed conflict and other international events, including political hostilities or war; the impact of the spread of contagious diseases; the impact of mechanical failures or accidents involving our ships and the impact of delays, costs and other factors resulting from emergency ship repairs, as well as scheduled maintenance, repairs and refurbishment of our ships; accidents, criminal behavior and other incidents affecting the health, safety, security and vacation satisfaction of passengers and causing damage to ships, which could, in each case, cause reputation harm, the modification of itineraries or cancellation of a cruise or series of cruises; the continued availability of attractive port destinations; our ability to attract and retain qualified shipboard crew members and key personnel; changes involving the corporate, tax, environmental, health, safety and other regulatory regimes in which we operate; and such other risks and uncertainties detailed in our public filings with the Securities and Exchange Commission, including but not limited to, our risk factors set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 8, 2013. The above examples are not exhaustive. From time to time, new risks emerge and existing risks increase in relative importance to our operations. You should not place undue reliance on forward-looking statements as a prediction of actual results. Such forward-looking statements are based on our beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based. In addition, certain financial measures in this release constitute non-GAAP financial measures as defined by Regulation G. A reconciliation of these items can be found attached hereto and on the Company's web site at www.rssc.com/about/investors.

SEVEN SEAS CRUISES S. DE R.L.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME AND COMPREHENSIVE (LOSS) INCOME
(unaudited, in thousands)

	Three Months Ended March 31,
	2013	2012
Revenue
Passenger ticket	$113,438	$110,128
Onboard and other	10,879	11,288
Total revenue	124,317	121,416

Cruise operating expense
Commissions, transportation and other	39,915	40,822
Onboard and other	2,680	2,256
Payroll, related and food	19,336	18,776
Fuel	11,477	12,113
Other ship operating	9,639	9,331
Other	1,249	1,280
Total cruise operating expense	84,296	84,578
Other operating expense
Selling and administrative	22,280	21,147
Depreciation and amortization	9,253	9,675
Total operating expense	115,829	115,400
Operating income	8,488	6,016

Non-operating income (expense)
Interest income	75	103
Interest expense	(10,048)	(8,085)
Other income (expense)	(3,485)	2,513
Total non-operating expense	(13,458)	(5,469)
Income (loss) before income taxes	(4,970)	547
Income tax expense	(79)	(189)
Net (loss) income	(5,049)	358

Other comprehensive loss, net of tax:
Total comprehensive (loss) income	$(5,049)	$358

SEVEN SEAS CRUISES S. DE R.L.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	(unaudited)
	March 31, 2013	December 31, 2012

Assets
Current assets
Cash and cash equivalents	$119,943	$99,857
Trade and other receivables, net	10,439	7,279
Related party receivables	2,441	1,798
Inventories	6,548	6,572
Prepaid expenses	19,014	17,828
Other current assets	3,688	2,692
Total current assets	162,073	136,026
Property and equipment, net	632,328	637,324
Goodwill	404,858	404,858
Intangible assets, net	83,478	83,556
Other long-term assets	33,067	32,950
Total assets	$1,315,804	$1,294,714

Liabilities and Members' Equity
Current liabilities
Trade and other payables	$2,878	$4,483
Related party payables	—	131
Accrued expenses	48,378	43,733
Passenger deposits	188,965	169,463
Derivative liabilities	55	278
Current portion of long-term debt	745	—
Total current liabilities	241,021	218,088
Long-term debt	518,537	518,358
Other long-term liabilities	12,410	9,635
Total liabilities	771,968	746,081
Commitments and contingencies
Members' equity
Contributed capital	564,624	564,372
Accumulated deficit	(20,788)	(15,739)
Total members' equity	543,836	548,633
Total liabilities and members' equity	$1,315,804	$1,294,714

SEVEN SEAS CRUISES S. DE R.L.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2013	2012
Cash flows from operating activities
Net (loss) income	$(5,049)	$358
Adjustments:
Depreciation and amortization	9,253	9,675
Amortization of deferred financing costs	504	785
Accretion of debt discount	201	126
Stock-based compensation	251	148
Unrealized gain on derivative contracts	(425)	(1,262)
Write-off deferred financing costs and debt discount	2,500	—
Prepayment penalty, excluded from loss on early extinguishment of debt	(2,093)	—
Other, net	(11)	(13)
Changes in operating assets and liabilities:
Trade and other accounts receivable	(3,787)	(3,283)
Prepaid expenses and other current assets	(1,142)	(513)
Inventories	24	(1,059)
Accounts payable and accrued expenses	5,257	477
Passenger deposits	21,219	12,480
Net cash provided by operating activities	26,702	17,919
Cash flows from investing activities
Purchases of property and equipment	(3,337)	(4,913)
Change in restricted cash	(25)	205
Acquisition of intangible assets	(90)	—
Net cash used in investing activities	(3,452)	(4,708)
Cash flows from financing activities
Debt issuance costs	(955)	(130)
Deferred payment to acquire intangible asset	(2,000)	(2,000)
Net cash used in financing activities	(2,955)	(2,130)

Effect of exchange rate changes on cash and cash equivalents	(209)	78
Net increase in cash and cash equivalents	20,086	11,159
Cash and cash equivalents
Beginning of period	99,857	68,620
End of period	$119,943	$79,779

SEVEN SEAS CRUISES S. DE R.L.
NON-GAAP RECONCILING INFORMATION
(unaudited)

The following table sets forth selected statistical information:

	Three Months Ended March 31,
	2013	2012
Passenger Days Sold	156,527	157,873
APCD	170,100	171,990
Occupancy	92.0%	91.8%

Adjusted EBITDA was calculated as follows:

(in thousands)	Three Months Ended March 31,
	2013	2012
Net (loss) income	$(5,049)	$358
Interest income	(75)	(103)
Interest expense	10,048	8,085
Depreciation and amortization	9,253	9,675
Income tax (benefit) expense, net	79	189
Other (income) expense	3,485	(2,513)
Equity-based compensation/transactions (a)	251	148
Non-recurring expenses (b)	701	397
Restructuring (c)	635	277
Fuel hedge gain (d)	147	1,232
ADJUSTED EBITDA	$19,475	$17,745

(a)	Equity-based compensation/transactions represent stock compensation expense in each period.

(b)
Non-recurring expenses represents the net impact of time out of service as a result of unplanned and non-recurring repairs to vessels; expenses associated with consolidating corporate headquarters; non-recurring professional fees, and other costs associated with raising capital through debt and equity offerings; and certain litigation fees;

(c)	Restructuring charges represents non-recurring expenses associated with personnel changes, lease termination, and other corporate reorganizations to improve efficiencies.

(d)	Fuel hedge gain represents the realized gain on fuel hedges triggered by the settlement of the hedge instrument and is included in other income (expense).

SEVEN SEAS CRUISES S. DE R.L.
NON-GAAP RECONCILING INFORMATION
(unaudited)

Net Per Diem, Gross Yield and Net Yield were calculated as follows (in thousands, except Passenger Days Sold, APCD, Net Per Diem and Yield data):

(in thousands, except Passenger Days Sold, Available Passenger Cruise Days, Net Per Diem, and Yield data)	Three Months Ended March 31,
	2013	2012
Passenger ticket revenue	$113,438	$110,128
Onboard and other revenue	10,879	11,288
Total revenue	124,317	121,416
Less:
Commissions, transportation and other expense	39,915	40,822
Onboard and other expense	2,680	2,256
Net Revenue	$81,722	$78,338

Passenger Days Sold	156,527	157,873
APCD	170,100	171,990
Net Per Diem	$522.10	$496.21
Gross Yield	730.85	705.95
Net Yield	480.44	455.48

Gross Cruise Cost and Net Cruise Cost were calculated as follows (in thousands, except APCD and cost per APCD):

(in thousands, except APCD data)	Three Months Ended March 31,
	2013	2012
Total cruise operating expense	$84,296	$84,578
Selling and administrative expense	22,280	21,147
Gross Cruise Cost	106,576	105,725
Less:
Commissions, transportation and other expense	39,915	40,822
Onboard and other expense	2,680	2,256
Net Cruise Cost	$63,981	$62,647
Less:
Fuel	11,477	12,113
Other expense	1,249	1,280
Net Cruise Cost, excluding Fuel and Other	$51,255	$49,254

APCD	170,100	171,990
Gross Cruise Cost per APCD	$626.55	$614.72
Net Cruise Cost per APCD	376.14	364.25
Net Cruise Cost, excluding Fuel and Other, per APCD	301.32	286.38